Exhibit 99.1

Press Release

Quanterix Appoints Everett Cunningham as President and CEO Effective January 19, 2026

Planned Leadership Transition Positions Company for Growth

Company Expects to Exceed Revenue and Cash Guidance for the Full Year 2025

BILLERICA, Mass., January 8, 2026 – (BUSINESS WIRE) – Quanterix Corporation (“Quanterix” or the “Company”) (NASDAQ: QTRX), a company transforming healthcare by accelerating biomarker breakthroughs from discovery to diagnostics, today announced that its Board of Directors (the “Board”) has appointed Everett Cunningham as the Company’s next President and Chief Executive Officer and a member of the Board, effective January 19, 2026.

Mr. Cunningham will succeed Masoud Toloue, who will continue to serve as Chief Executive Officer until Mr. Cunningham assumes the role on January 19, 2026. Following Mr. Cunningham’s start date, Dr. Toloue will remain available to the Company in an advisory capacity to support continuity and help ensure a smooth leadership transition. Contemporaneous with Mr. Cunningham’s appointment, Bill Donnelly, Executive Chair of the Board, will transition to his prior role as non-executive Chair of the Board.

Since June 2024, Mr. Cunningham has served as Chief Commercial Officer of Illumina, a global leader in DNA sequencing and array-based technologies, where he was responsible for the company’s global commercial strategy and execution. During his tenure, Mr. Cunningham helped implement a redesigned commercial operating model to improve customer engagement and accelerate the commercialization of Illumina’s sequencing- and array-based solutions for genetic and genomic analysis. Previously, Mr. Cunningham served as Chief Commercial Officer at Exact Sciences, where he led marketing, sales, and customer service across the company’s portfolio of cancer screening and precision oncology diagnostics. Earlier in his career, he held senior leadership roles at Quest Diagnostics, GE Healthcare and Pfizer.

“We are excited to welcome Everett to Quanterix,” said Bill Donnelly, Executive Chair of the Board. “Throughout his career, Everett has demonstrated his ability to accelerate growth at both research tools and diagnostics companies, build high-performing commercial organizations and lead transformational change at scale. His deep understanding of our customers and markets and his track record of operational execution makes him exceptionally well suited to lead Quanterix in its next phase of growth.”

Mr. Cunningham’s appointment follows a comprehensive search process, with the assistance of a leading executive search firm, as part of the Board’s long-term succession planning efforts.

Mr. Donnelly continued, “On behalf of the Board, I want to thank Masoud for his many contributions to Quanterix. Under his leadership, the Company significantly expanded its assay menu, entered adjacent markets, and built its Diagnostics business from the ground up, advancing the translation of its technology into clinical applications. These initiatives, together with the transformative acquisition of Akoya Biosciences, have positioned Quanterix for broader scientific impact, deeper clinical relevance and enhanced long-term value creation. To that end, we are pleased to share that we expect to exceed our guidance for revenue and cash for the full year 2025. We appreciate Masoud’s continued leadership during this transition and wish him every success in his next chapter.”

Mr. Cunningham commented, “I am thrilled to join Quanterix as Chief Executive Officer at such an exciting time for the Company. With its differentiated technology platform, expanding portfolio and talented team, Quanterix is uniquely positioned to lead the next wave of innovation in advanced disease detection and therapeutic development. I look forward to working closely with the Board and my colleagues to advance the Company’s mission to improve health outcomes worldwide and deliver meaningful value for shareholders, patients, partners and other stakeholders.”

About Everett Cunningham

Everett Cunningham, age 58, has served as Chief Commercial Officer of Illumina, Inc. (NASDAQ: ILMN), a global leader in sequencing- and array-based solutions for genetic and genomic analysis since June 2024. Prior to Illumina, he was Chief Commercial Officer of Exact Sciences Corporation (NASDAQ: EXAS), a leader in cancer screening and precision oncology diagnostics, from 2021 to 2024, overseeing global marketing, sales, and customer service functions.

Before joining Exact Sciences, Mr. Cunningham served as President & Chief Executive Officer of GE Healthcare’s U.S. & Canada region from 2019 to 2021. Earlier, he served as Senior Vice President, Commercial at Quest Diagnostics Inc. (NYSE: DGX), where he was responsible for global sales, marketing, and commercial operations from 2012 to 2019. And prior to that, from 1991 to 2012, Mr. Cunningham held a range of senior leadership positions at Pfizer Inc. (NYSE: PFE), including Regional President, Established Products for Asia Pacific, Senior Director of Worldwide Learning and Development, Senior Director of Business Operations, Vice President Sales for U.S. Pharmaceuticals, and Vice President of Global Corporate Human Resources.

Mr. Cunningham currently serves on the boards of Arvinas, Inc. (NASDAQ: ARVN) and Visby Medical. At Arvinas, he is a member of the Compensation and Audit committees.

Mr. Cunningham holds a bachelor’s degree in economics from Northwestern University.

Inducement Grants Under Nasdaq Listing Rule 5635(c)(4)

In connection with his appointment, Mr. Cunningham will receive long-term equity incentive awards consisting of (i) restricted stock units (RSUs) covering 1,070,000 shares of Company common stock, subject to time-based vesting (the “Time-Based RSUs”) and (ii) RSUs covering 813,750 shares of Company common stock, subject to performance-based vesting (the “Performance-Based RSUs”).

The Time-Based RSUs vest in four equal annual installments on each of the first four anniversaries of Mr. Cunningham’s start date. One-fifth of the Performance-Based RSUs will vest on the later of (i) the date that the volume weighted average price of the Company’s common stock on the Nasdaq Global Market (“VWAP”) equals or exceeds $10 per share for 30 consecutive days prior to the second anniversary of Mr. Cunningham’s start date and (ii) the first anniversary of his start date, two-fifths will vest on the later of (i) the date that such VWAP equals or exceeds $15 per share for 30 consecutive days prior to the third anniversary of Mr. Cunningham’s start date and (ii) the second anniversary of his start date, and the remaining two-fifths will vest on the later of (i) the date that such VWAP equals or exceeds $20 per share for 30 consecutive days prior to the fourth anniversary of Mr. Cunningham’s start date and (ii) the third anniversary of his start date.

The equity awards were granted under the Company’s 2025 Inducement Plan as an inducement material to Mr. Cunningham’s joining Quanterix in accordance with Nasdaq Listing Rule 5635(c)(4) and were approved by the Company’s Board of Directors.

About Quanterix

Quanterix is a global leader in ultra-sensitive biomarker detection, enabling breakthroughs in disease research, diagnostics, and drug development. Its proprietary Simoa® technology delivers industry-leading sensitivity, allowing researchers to detect and quantify biomarkers in blood and other fluids at concentrations far below traditional limits. With approximately 6,000 peer-reviewed publications, Quanterix has been a trusted partner to the scientific community for nearly two decades. In 2025, Quanterix acquired Akoya Biosciences, The Spatial Biology Company®, adding multiplexed tissue imaging with single-cell resolution to its portfolio and 1,396 installed instruments. Together, the combined company offers a uniquely integrated platform that connects biology across blood and tissue—advancing precision medicine from discovery to diagnostics. Learn more at www.quanterix.com.

Cautionary Statement Regarding Forward-Looking Statements

The financial results mentioned above are preliminary, unaudited results and may be subject to change as a result of the completion of Quanterix’s year-end financial reporting and auditing processes.

Statements included in this press release that are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements about Quanterix’s future business outlook, operations, strategy and financial performance, including statements related to our expectations regarding our financial results for the year ended December 31, 2025, about the development and commercialization of our products, and about the benefits we may realize from the acquisition of Akoya Biosciences Inc. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities with respect to Quanterix’s future business, operations, strategy and financial performance: risks related to the impact of recent U.S. government policies, including reductions in federal research funding and increased tariffs; risks that we may not realize the expected benefits of our cost reduction actions; risks associated with the anticipated timing for launch of, and features of, Quanterix’s next-generation instrument, Simoa One; risks that Quanterix may fail to realize the anticipated benefits and synergies of its recent acquisitions of Emission, Inc. and Akoya Biosciences Inc.; risk that integrating Quanterix’s business with that of Akoya could be more difficult, costly or time-consuming than expected; Quanterix risks that Quanterix’s estimates regarding expenses, future revenues, capital requirements, and needs for additional financing could be incorrect; risks related to the restatement of Quanterix’s consolidated financial statements, including risks of increased costs and the increased possibility of legal proceedings and regulatory inquiries, sanctions, or investigation; risks related to Quanterix’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures, including its ability to remediate existing material weaknesses in its internal control over financial reporting and the timing of any such remediation; risks related to defects or other quality issues in Quanterix’s products that could lead to unforeseen costs, product recalls, adverse regulatory actions, negative publicity and litigation; risks related to Quanterix’s ability to retain and expand its customer base and achieve sufficient market acceptance of its products; and other factors that may affect future results of Quanterix. Additional factors that could cause results to differ materially from those described above can be found in the periodic reports filed by Quanterix with the SEC, including the “Risk Factors” sections contained therein, which are available on the SEC’s website at www.sec.gov.

All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if Quanterix’s underlying assumptions prove to be incorrect, actual results may differ materially from what Quanterix anticipates. Quanterix cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Quanterix does not assume any obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.

Investor Contact:

Joshua Young
(508) 846-3327
ir@quanterix.com
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